Exhibit 10.1
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       Series B Preferred Stock Purchase Agreement dated October 14, 1998
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                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT


     This SERIES B PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of October 14, 1998 by and between ADVANCED MACHINE VISION CORPORATION, a California corporation (the "Company"), and FMC CORPORATION, a Delaware corporation ("Purchaser").

                                    RECITALS:

     WHEREAS, the Company has authorized the sale and issuance of an aggregate of one hundred, nineteen thousand, one hundred, six (119,106) shares of Series B Preferred Stock (the "Shares");

     WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Shares to Purchaser on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth and other good and valuable consideration (the receipt, sufficiency and adequacy of which are acknowledged), the parties hereto agree as follows:

     1. AGREEMENT TO SELL AND PURCHASE.

     1.1 Authorization of Shares. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized: (i) the sale and issuance to Purchaser of the Shares and (ii) the issuance of shares of Common Stock to be issued upon conversion the Shares (the "Conversion Shares"). The Shares shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Determination of the Company in the form attached hereto as Exhibit A (the "Certificate of Determination").

     1.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue and sell to Purchaser and Purchaser agrees to purchase from the Company the Shares, at a purchase price of twenty-two dollars ($22.00) per share.

     2. CLOSING, DELIVERY AND PAYMENT.

     2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 5:00 p.m. at such time or place as the Company and Purchaser mutually agree (such date is hereinafter referred to as the "Closing Date").

     2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser certificates representing the number of Shares to be purchased at the Closing by Purchaser, against payment of the purchase price therefor by wire transfer made payable to the order of the Company.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Except as set forth on a Schedule of Exceptions delivered by the Company to Purchaser at the Closing, the Company hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

     3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Option Agreement in the form attached hereto as Exhibit B, the Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement") and all other documents, instruments, agreements and certificates executed in connection herewith and therewith (collectively, the "Related Agreements"), to issue and sell the Shares and the Conversion Shares and to carry out the provisions of this Agreement, the Related Agreements and the Certificate of Determination and to carry on its business as currently conducted and as currently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the business, assets, condition, affairs or prospects of the Company or any of its subsidiaries, financially or otherwise ("Material Adverse Effect").

     3.2 Subsidiaries. The Company owns no equity securities of any other corporation, limited partnership or similar entity, except as set forth in
Schedule 3.2. The Company is not a participant in any joint venture, partnership or similar arrangement.

     3.3 Capitalization; Voting Rights. The authorized capital stock of the Company, immediately prior to the Closing, is set forth in Exhibit D. All issued and outstanding shares of the Company's Common Stock: (i) have been duly authorized and validly issued; and (ii) are fully paid and nonassessable; and
(iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Certificate of Determination. The Shares are initially convertible into Common Stock on a ten (10)-for-one (1) basis. The Conversion Shares have been duly and validly reserved for issuance. Except as set forth on Exhibit D or may be granted pursuant to the Related Agreements, there are no outstanding options, warrants, rights (including, without limitation, conversion or preemptive rights and rights of first refusal), convertible debt instruments, proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. When issued in compliance with the provisions of this Agreement and the Certificate of Determination, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and shall be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. Except as set forth on Exhibit D, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or other similar transaction by the Company.

     3.4 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers and directors necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate of Determination has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except: (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in Section 5 of the Registration Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     3.5 Financial Statements. The Company has delivered to Purchaser: (a) its audited balance sheet as at December 31, 1997 and audited statement of income and cash flows for the twelve months ending December 31, 1997; and (b) its unaudited balance sheet as at June 30, 1998 (the "Statement Date") and unaudited consolidated statement of income and cash flows for the three month period ending on the Statement Date (collectively, the "Financial Statements"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 1997 and the Statement Date; provided, however, that the unaudited financial statements do not contain all disclosures and footnotes required under generally accepted accounting principles.

     3.6 Liabilities. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date that might result in, either in any individual case or in the aggregate, a Material Adverse Effect.

     3.7 Agreements; Action.

          (a) Except for the agreements contemplated by this transaction, the Representative Agreement dated April 16, 1998, or as set forth in filings with the Securities and Exchange Commission (the "SEC Filings"), there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

          (b) Except as set forth in the SEC Filings, there are no material agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company (other than obligations of, or payments to, the Company arising in the ordinary course of business); (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company; (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

          (c) Except as set forth in the SEC Filings, the Company has not: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $10,000 in the aggregate; (iii) made any loans or advances to any person, other than ordinary advances for travel expenses except as set forth in Schedule 3.7(c)(iii); or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          (e) Except for the transaction contemplated in this Agreement, the Company has not engaged in the past three (3) months in any discussion: (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations; (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of; or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     3.8 Obligations to Related Parties. Except for debt owed to the former owners of Ventec, Inc., there are no obligations of the Company to officers, directors, shareholders, or employees of the Company other than: (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as disclosed in Schedule 3.7(c)(iii) none of the officers, directors or shareholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or shareholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.9 Changes. Since the Statement Date, there has not been:

          (a) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a Material Adverse Effect;

          (b) Any resignation or termination of any key officers of the Company and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

          (c) Any material change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) Any damage, destruction or loss, whether or not covered by insurance, that might result in a Material Adverse Effect;

          (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

          (f) Any direct or indirect loans made by the Company to any shareholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

          (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

          (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

          (i) Any labor organization activity;

          (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except for current liabilities incurred in the ordinary course of business;

          (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (1) Any change in any material agreement to which the Company is a party or by which it is bound that might result in a Material Adverse Effect; or

          (m) Any other event or condition of any character that, either individually or cumulatively, might result in a Material Adverse Effect.

     3.10 Title to Properties and Assets; Liens, etc. The Company has good and marketable title to its properties and assets, including, without limitation, the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:
(a) those resulting from taxes which have not yet become delinquent; (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and
(c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

     3.11 Patents and Trademarks The Company owns or possesses sufficient legal rights to all "Intellectual Property" (as defined below) for its business as now conducted and as currently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf' or standard products or the license agreement with Key Technology. The Company has not violated or, by conducting its business, shall not violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as currently proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company. To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated or violated any material Intellectual Property of the Company. "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all good-will associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     3.12 Compliance with Other Instruments. The Company is not in violation or default of any term of its Restated Articles of Incorporation or By-laws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company that might result in a Material Adverse Effect. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Certificate of Determination, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

     3.13 Litigation. Except as set forth in Schedule 3.13, or disclosed in any SEC Filing, there is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     3.14 Tax Returns and Payments. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

     3.15 Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Except as set forth in Schedule 3.15, no employee has any agreement or contract, written or verbal, regarding his employment. Except as set forth in Schedule 3.15, the
Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. Except as set forth in Schedule 3.15 or disclosed in any SEC Filing, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.

     3.16 Proprietary Information and Inventions Agreements. Each former employee who joined SRC Vision, Inc. within the immediately preceding 36 months and each current employee, officer and consultant of the Company's SRC Vision, Inc. subsidiary has executed an Employee Proprietary Rights and Non-Disclosure Agreement and Confidentiality Agreement in the form of Exhibit E attached hereto. No current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's Employee Proprietary Rights and Non-Disclosure Agreement and Confidentiality Agreement.

     3.17 Obligations of Management. Each officer of the Company is currently devoting one hundred percent (100%) of his or her business time to the conduct of the business of the Company. The Company is not aware of any officer or key employee of the Company planning to work less than full time at the Company in the future.

     3.18 Registration Rights. Except as required pursuant to the Registration Rights Agreement and the Stock Option Agreements, dated as of August 5, 1998, between the Company and Lyon Securities, Inc. and SRG & Associates, Ltd., and possible registration resulting from the Company's Stock Rights Plan, the Company is currently not under any obligation, and has not granted any rights, to register any of the Company's current outstanding securities or any of its securities that may hereafter be issued.

     3.19 Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would result in a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed by the Company in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which might result in a Material Adverse Effect. The Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

     3.20 Environmental and Safety Laws. The Company is not in material violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulations.

     3.21 Offering Valid. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

     3.22 Full Disclosure. This Agreement, the Exhibits hereto, the Related Agreements and all other documents delivered by the Company to Purchaser or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, do not contain any untrue statement of a material fact nor, to the Company's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     3.23 Insurance. The Company has fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

     4. REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

     4.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 5 of the Registration Rights Agreement may be limited by applicable laws.

     4.2 Investment Representations. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

          (a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in transactions of securities so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely until the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available and the Shares or Conversion Shares are subsequently sold. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

          (b) Acquisition for Own Account. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

          (c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement. Purchaser has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of Shares and the Conversion Shares, including, but not limited to, the risks set forth under "Risk Factors" in the Company's Form 10-K/A dated March 9, 1998 and Form 10-Q dated August 4, 1998.

          Purchaser has been afforded the opportunity to obtain any information necessary to make an informed investment decision and has had all inquiries to the Company answered, and has been furnished all requested materials relating to the Company and the offering and sale of the Shares and the Conversion Shares.

          (d) Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

          (e) Rule 144. Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

     4.3 Transfer Restrictions. Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Registration Rights Agreement.

     5. COVENANTS.

     For as long as the Shares are outstanding and held by Purchaser, the Company (and, with respect to Sections 5.1 and 5.2, Ventec, Inc. and SRC Vision, Inc.) hereby covenant and agree that, without the consent of Purchaser, it (and, with respect to Sections 5.1 and 5.2, they) shall not:

     5.1 Consolidations, Mergers or Acquisitions. Until October 14, 2002, merge with or into any entity or enter into any reorganization, recapitalization, consolidation, sale of control or any transaction that, directly or indirectly results in all or substantially all of the assets or properties of the Company, Ventec, Inc. or SRC Vision, Inc. being sold, licensed, leased, transferred, conveyed or otherwise disposed of.

     5.2 Intellectual Property. Until October 14, 2002, sell, license, lease, transfer, convey or otherwise dispose of the Intellectual Property of the Company, SRC Vision, Inc. or Ventec, Inc. (as the case may be).

     5.3 Issuance of Stock. Issue or distribute any additional equity securities or other securities convertible or exchangeable into equity securities (other than issuance of shares pursuant to employee stock options or other stock plans in effect in effect on the date hereof and, with the approval of the Board of Directors, shares to unrelated third parties, that do not exceed 100,000 for any fiscal year.

     5.4 Amendment of Charter or By-laws. Amend its charter or By-laws.

     6. CONDITIONS TO CLOSING.

     6.1  Conditions  to  Purchaser  Obligations  at  the  Closing.  Purchaser's
obligations   to  purchase  the  Shares  at  the  Closing  are  subject  to  the satisfaction, at or prior to the Closing Date, of the following conditions:

          (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

          (b) Legal Investment. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

          (c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation by the Company of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

          (d) Filing of Certificate of Determination. The Certificate of Determination shall have been filed with the Secretary of State of California.

          (e) Corporate Documents. The Company shall have delivered to Purchaser or its counsel, copies of all corporate documents of the Company as Purchaser shall reasonably request.

          (f) Reservation of Conversion Shares. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

          (g) Compliance Certificate. The Company shall have delivered to Purchaser a Compliance Certificate, executed by the Chairman of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a), (c), (d) and (f) of this Section 6.1 have been satisfied.

          (h) Option Agreement. An Option Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by the parties thereto.

          (i) Registration Rights Agreement. A Registration Rights Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by the parties thereto.

          (j) Collateral Documents. All documents necessary to grant Purchaser a perfected security interest in the Intellectual Property of the Company and its subsidiaries shall have been executed and delivered by the parties thereto.

          (k) Board of Directors. Upon the Closing, the authorized size of the Board of Directors of the Company shall be eight (8) members, and Marc Giles, John Hartner or another person designated by Purchaser shall have been elected to the Board.

          (l) Legal Opinion. Purchaser shall have received from legal counsel to the Company an opinion addressed to it, dated as of the Closing Date, in substantially the form attached hereto as Exhibit F.

          (m) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its counsel, and Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     6.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

          (a) Representations and Warranties True. The representations and warranties made by Purchaser acquiring Shares in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

          (b) Performance of Obligations. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

          (c) Wire Transfer. Purchaser shall have paid to the Company the amount of $2,620,332 in immediately available funds.

          (d) Option Agreement. An Option Agreement substantially in the form attached hereto as Exhibit B shall have been executed and delivered by Purchaser.

          (e) Registration Rights Agreement. A Registration Rights Agreement substantially in the form attached hereto as Exhibit C shall have been executed and delivered by Purchaser.

          (f) Consents, Permits, and Waivers. The Purchaser shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation by Purchaser of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be property obtained subsequent to the Closing).

     7. TRANSFERS OF STOCK.

     7.1 Right of First Refusal. If (a) Purchaser has received a bona fide offer to purchase any of the Shares from a third party unaffiliated with Purchaser (the "Third Party") and (b) Purchaser intends to sell such Shares to such Third Party, Purchaser shall notify the Company in writing (the "Written Notice") of such proposed sale no less than sixty (60) days prior to the closing (the "Proposed Closing") for such proposed sale. The Written Notice shall contain all material terms of the proposed sale, including, without limitation, the proposed price and the date of the Proposed Closing (the "Proposed Closing Date").
Unless: (i) Purchaser receives from the Company on or before the day occurring thirty (30) days prior to the Proposed Closing, a written offer from the Company to purchase the Shares; and (ii) such offer by the Company to purchase the Shares (A) is for a price equal to or greater than the purchase price of the Shares set forth in the Written Notice; (B) provides for the payment to Purchaser for the Shares of such amount in the form and in accordance with the same payment schedule as set forth in the Written Notice; and (C) otherwise contains the same terms for purchasing the Shares as is provided for in the Written Notice ("Written Offer"), then Purchaser may sell the Shares to the Third Party on the terms provided for in the Written Notice on the Proposed Closing Date. If Purchaser receives a Written Offer from the Company on or before the day occurring thirty (30) days before the Proposed Closing Date, then Purchaser shall accept the Written Offer and Purchaser shall sell, and the Company shall purchase, the Shares on the terms provided for in the Written Offer on the Proposed Closing Date.

     7.2 Purchaser Issuance of Shares. For as long as the Shares are outstanding and are owned by Purchaser, if the Company intends to issue or sell any shares of its capital stock, or any securities convertible or exchangeable into such shares, except for securities issued or sold (i) in any merger or acquisition,
(ii) to Purchaser; and (iii) securities permitted under Section 5.3; provided that such securities are sold and issued in accordance with the terms of this Agreement (collectively "Permitted Securities"), it shall notify Purchaser in writing no less than forty-five (45) days prior to such issuance or sale, which notice shall contain the terms of the proposed securities. Purchaser shall then have the right to purchase a portion of such securities on the same terms so that, after such proposed issuance, Purchaser retains the right to own, convert or exchange the same percentage of shares of the Company's capital stock it had immediately preceding such issuance or sale minus Permitted Securities. Purchaser shall notify the Company of its intention to purchase such securities no later than thirty (30) days after its receipt of such notice.

     7.3 Sale of Shares Upon Change in Control. If a "Change of Control" (as defined below) occurs, Purchaser may notify the Company that Purchaser intends to sell all or any portion of the shares of Series B Preferred Stock that Purchaser holds ("Selling Shares"). Subject to California General Corporation Law Chapter 5, the Company shall purchase such Selling Shares on the fifteenth
(15th) day after the date of such notice. On such day, Purchaser shall deliver the stock certificates for the Selling Shares, and in exchange for such delivery, the Company shall pay Purchaser in immediately available funds an amount equal to: (a) the number of Selling Shares being sold, multiplied by (b) the greater of: (i) $22.00; and (ii) the average closing bid of the Common Stock of the Company for the consecutive forty-five day period immediately preceding the day before the date of such purchase and sale.

     "Change of Control" means the occurrence of any of the following:

          (1) the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Corporation,

          (2) the adoption of a plan relating to the liquidation or dissolution of the Corporation;

          (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person or entity becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person", such "person" shall be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right it currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 37.5% of the Voting Stock of the Corporation (measured by voting power rather than number of shares);

          (4) the first day on which a majority of the members of the Board of Directors of the Corporation are not Continuing Directors (as defined below); or

          (5) the shareholders of the Corporation approve a consolidation of the Corporation with, or a merger of the Corporation with or into, any entity, or the shareholders of the Corporation (if required) or the shareholders of any entity approve a consolidation of such entity with, or merger of such entity with or into, the Corporation, other than any such transaction whether the Corporation's shareholders of record immediately prior to such transaction hold more than 80% of the Voting Stock of the surviving corporation or entity immediately after giving effect to such issuance.

     A Change of Control shall not be deemed to have occurred if any of the above events occur by virtue of transactions effected by FMC or its affiliates.

     "Continuing Director" means any member of the Board of Directors of the Corporation who (i) was a member of such Board of Directors on the date on which a share of Series B Preferred Stock is first issued (the "Original Issue Date") or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     8. MISCELLANEOUS.

     8.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Illinois.

     8.2 Survival. The representations, warranties, covenants and agreements made herein shall not survive the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     8.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by the holder of 100% of the Shares from time to time.

     8.4 Indemnity. The Company agrees to defend, protect, indemnify and hold harmless Purchaser and each and all of its respective officers, directors, employees, attorneys and agents ("Indemnified Parties") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Parties shall be designated by a party thereto), which may be imposed on, incurred by, or asserted against any Indemnified Party (whether direct, indirect or consequential and whether based on any federal or state laws or other statutory regulations, including without limitation securities, environmental and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise) in any manner relating to or arising out of the operation of the businesses operated by the Company, or any act, event or transaction related or attendant thereto; provided, that the Company shall not have any obligation to any Indemnified Party hereunder with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party; provided further, that this indemnity shall not be deemed to obligate the Company for any liability arising in connection with products manufactured by Purchaser. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all matters incurred by the Indemnified Parties.

     8.5 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     8.6 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8.7 Amendment. This Agreement may be amended or modified only upon the written consent of the Company and Purchaser.

     8.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Certificate of Determination, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Certificate of Determination or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Certificate of Determination must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Certificate of Determination, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

     8.9 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with Federal Express or other nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at the addresses as set forth on the signature page hereof or at such other address as the Company or Purchaser, as the case may be, may designate by ten (10) days advance written notice to the other parties hereto.

     8.10 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

     8.11 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     8.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     8.13 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 8.13 being untrue.

     8.14 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

     8.15 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

     IN WITNESS WHEREOF, the parties have executed this SERIES B PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


ADVANCED MACHINE VISION
CORPORATION                             FMC CORPORATION



By: /s/ William J. Young                By: /s/ Charles H. Cannon
----------------------------            ------------------------------
    Chairman and Chief                      Vice President
    Executive Officer


     The undersigned acknowledge and agree to Sections 5.1 and 5.2 above.


SRC VISION, INC.                        VENTEK, INC.


By: /s/ Alan R. Steel                   By: /s/ Alan R. Steel
----------------------------            ------------------------------
Its: Chief Financial Officer            Its: Chief Financial Officer

                                  Schedule 3.2
                                  ------------


Subsidiaries and equity investments of the Company:

     SRC Vision, Inc.*

     Ventek, Inc.*

     Applied Laser Systems, Inc. (inactive)*

     ARC Netherlands B.V. (inactive)*

     SourceNet, Inc.**







 * Wholly-owned by the Company
** 15% owned by the Company

                              Schedule 3.7(c)(iii)
                              --------------------


Loans to directors:

     * $250,000 loan dated June 5, 1998 from Rodger A. Van Voorhis, due July 23, 1999

     * $100,000 loan dated February 27, 1997 to James Ewan, due February 20,
       2002

                                  Schedule 3.13
                                  -------------

                                   Litigation
                                   ----------

     Ford vs. Applied Laser Systems (now Advanced Machine Vision Corporation) (the "Company"), et al:
-----------------------
     In March 1993, Wilson Ford, Robert Paul and Maxwell Cohn (together "Claimants") brought various claims against the Company and William Patridge, Asif Ahmad and Nagaraj Murthy, past or then-current directors or employees of the Company, in lawsuits in the Superior Courts for Los Angeles County and Orange County, California. The lawsuits were consolidated in February 1994, and were litigated in Superior Court for Los Angeles County in September and October 1995.

     Ford, a consultant to the Company, claims that the Company breached an agreement dated September 17, 1987, and subsequently amended on August 16, 1988, by which he was to receive 25,000 shares of stock of CNVS, Inc., predecessor to the Company, at no cost and an option to purchase 25,000 additional shares in the future upon the occurrence of specified events. Ford claims that he was promised that this total of 50,000 shares in the Company would amount to 5% of the outstanding shares. Ford also claims that the Company owes him royalties under a royalty agreement for certain low light video camera technology. The Company contends that Ford was never promised that his interest would amount to 5% of the outstanding shares, that Ford failed to fulfill his obligations under the royalty agreement and that Ford's claims are barred under various legal theories. Based on these allegations, Ford made claims for breach of contract and breach of the covenant of good faith and fair dealing.

     The Claimants contend that statements allegedly made by William Patridge to United States Alcohol Testing of America, Inc. ("USAT") caused USAT to rescind an Asset Purchase Agreement with the Claimants. The Claimants allege that the statements concerning outstanding lawsuits and disputes between the Company and the Claimants were false and were meant to disrupt the business relationship between Prime Lasertech and USAT. The Claimants allegedly would have benefited from the Asset Purchase Agreement as shareholders and/or licensees. Based on these allegations, the Claimants made claims for intentional and negligent interference with prospective advantage, intentional and negligent infliction of emotional distress and civil conspiracy.

     On October 2, 1995, a jury awarded $375,000 to the Claimants, which included $281,000 of punitive damages for the beach of contract claim. The Company has filed motions with the court to eliminate the punitive portion of the award. The Company believes such damages are improper because (i) the Claimants did not ask for punitive damages in the contract claim, and (ii) such damages cannot be awarded for breach of contract under applicable state laws. The Company is also attempting to overturn the balance of the breach of contract award based on the fact that the claim was made after the statute of limitations had expired. The Company has made an appeal to overturn the verdict based on these factors and certain other irregularities that occurred during the trial, which the Company believes unfairly affected the jury's decision. Due to the fact that a verdict was rendered, a $93,000 loss on the breach of contract claim was recorded as a liability in the fourth quarter of 1995.

     Advanced Machine Vision Corporation vs. William Patridge:
     ---------------------------------------------------------
     Arbitration of our complaint against Patridge should take place by year-end 1998. Our position is that Patridge return the 515,000 stock options to the Company because he violated his separation agreement in which he promised not to make defamatory or untruthful statements about the Company or its management. Patridge circulated Asif Ahmad's and Nagaraj Murthy's defamatory and untruthful resignation letter to European stockholders in an attempt to gain support for a takeover of the Company. As a counterpoint to our claim against him, Patridge has asserted that William Young told a Credit Suisse representative that Patridge was a "crook." Patridge is asking for $150,000 in addition to dismissal of AMV's complaint.

                                  Schedule 3.15
                                  -------------

                                    Employees
                                    ---------

     All Company employees execute confidentiality and non-compete agreements when hired. Additionally, the following employees have entered employment contracts with the Company:

                       William J. Young (B)
                       Alan R. Steel (B)
                       James Ewan (B)
                       Rodger A. Van Voorhis (A)
                       Douglas Hickman (A)
                       Kenneth Winder (A)
                       Thomas Thompson (A)

     Additionally, the majority of Company employees have entered into stock option agreements.

     (A) Former owners of Ventek, Inc.

     (B) Each of these individuals has also entered a restricted stock agreement with the Company which, along with other compensation arrangements, are described in the Company's Proxy Statement for the May 7, 1998 annual meeting.

                                    Exhibit A
                                    ---------

            Certificate of Determination for Series B Preferred Stock
            ---------------------------------------------------------


                 Filed separately as Exhibit 4 to this Form 8-K


                       This page intentionally left blank.

                                    Exhibit B
                                    ---------

                                Option Agreement
                                ----------------

               Option for the Purchase of Class A Common Stock of
                       Advanced Machine Vision Corporation


     THE OPTION (AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF SUCH REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT UPON COMPLIANCE WITH THE REQUIREMENTS FOR TRANSFER SET FORTH HEREIN.

     THIS IS TO CERTIFY THAT, for value received, FMC CORPORATION or its registered assigns (collectively, the "Holder"), is the registered owner of the Option set forth above, which entitles the Holder, subject to the terms and conditions set forth hereinafter, to purchase shares of Class A Common Stock, without par value ("Common Stock"), of Advanced Machine Vision Corporation, a California corporation (the "Company"), at a purchase price per share equal to the "Exercise Price" (as defined below). The number of shares of Common Stock that may be received upon the exercise of this certificate (this "Option Certificate") shall be equal to fifteen percent (15%) of the then issued and outstanding shares of Common Stock of the Company. Each share of Common Stock issuable upon the exercise of the Option (collectively, the "Option Shares") when issued and paid for pursuant to the provisions of this Option shall be validly issued, fully paid and nonassessable, shall be free from all taxes, liens and charges with respect to the issuance thereof and shall be free of any preemptive or similar rights.

     This Option is the Option issued in connection with the Series B Preferred Stock Purchase Agreement of even date herewith, between the Company and the Holder, and other good and valuable consideration (the receipt, adequacy and sufficiency of which is hereby acknowledged).

     The Option is subject to the following terms and provisions:

     Section 1. Exercise of Option.

          (a) Subject to the provisions hereof, the Option evidenced hereby may be exercised at the discretion of the Holder in whole (but not in part) at any time on or before October 14, 2003 or, if such day is not a Trading Day (as defined in Section 14), then on the next succeeding Trading Day, by presentation and surrender hereof to the Company at its principal place of business (the "Option Office"), with the Notice of Election to Exercise
     (the "Exercise Notice") attached hereto duly executed and accompanied by payment to the Company of the Exercise Price for the number of Option Shares specified in such Exercise Notice.

          (b) The Exercise Price for each share of Common Stock shall be the average closing bid price of a share of Common Stock for the forty-five
     (45) days immediately preceding the day on which the Exercise Notice is sent or $2.20 (the "Exercise Price", whichever is greater). The Exercise Price set forth in the preceding sentence is subject to adjustment as set forth in Sections 5 and 8.

          (c) Payment of the Exercise Price shall be made in cash or by check, certified bank check or wire transfer, at the option of the Holder.

          (d) Upon receipt by the Company of this Option Certificate at the Option Office, together with a properly completed Exercise Notice and payment of the Exercise Price as provided above, the Holder shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder. The Company shall deliver such certificates to the Holder as promptly as possible thereafter, but in any event within five (5) Trading Days of receipt of the Exercise Notice. The Company shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this
     Section 1, except that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of the Option Shares in a name other than that of the Holder of the Option evidenced hereby who shall have surrendered the same in exercise of the subscription right evidenced hereby. If Option Shares are issued prior to the time that an appropriate registration statement with respect to the Option Shares has become effective under the Securities Act, the Option Shares so issued shall have stamped or imprinted thereon a legend in the form of Exhibit A. Any holder of Option Shares so legended shall be entitled to have such legend removed, upon surrender of Option Shares to the Company or the transfer agent for the Common Stock, upon effectiveness of such a registration statement or upon receipt by the Company of an opinion of counsel to the effect that such legend is no longer required.

          (e) Upon any partial exercise of the number of Option Shares to which this Option Certificate entitles the Holder, there shall be issued to the Holder hereof a new Option Certificate in respect of the percentage of shares of Common Stock as to which this Option Certificate shall not have been exercised, subject to the provisions of Section 3. Such new Option Certificate shall be identical to this Option Certificate, except as to the percentage of shares of Common Stock covered thereby.

     Section 2. Exchange, Transfer, Assignment or Loss of Option Certificate; Temporary Option Certificates.

          (a) If this Option Certificate shall be mutilated, lost, stolen, or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Option Certificate, or in lieu of and substitution for the Option Certificate lost, stolen, or destroyed, a new Option Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnification reasonably satisfactory to it. An applicant for such a substitute Option Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

          (b) This Option Certificate shall be numbered and shall be registered in a Option Register maintained by the Company as they are issued. The registered owner on the Option Register may be treated by the Company and all other Persons and entities dealing with the Option evidenced hereby as the absolute owner hereof for any purpose and as the Person entitled to exercise the right represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding and, until such transfer on such books, the Company may treat the registered owner on the Option Register as the owner for all purposes. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Option Certificates.

          (c) This Option Certificate may be subdivided or combined with other Option Certificates evidencing the same rights as the rights evidenced hereby and thereby upon presentation and surrender hereof to the Company, together with a written notice signed by the Holder hereof specifying the denominations in which new Option Certificates are to be issued. Upon presentation and surrender of the Option Certificates, together with such written notice, for subdivision or combination, the Company will issue a new Option Certificate or Certificates, in the denominations requested, entitling the holders thereof to purchase the same aggregate number of shares of Common Stock as the Option Certificate or Certificates so surrendered. Such new Option Certificates will be registered in the name of the Holder submitting such request and delivered to such Holder. The Option Certificate surrendered for subdivision or combination shall be cancelled promptly upon the issuance of such new Option Certificate(s). The term "Option Certificate" as used herein includes the Option Certificate into which this Option Certificate may be subdivided, combined or exchanged.

     Section 3. Fractional Interests.

          (a) The Company shall not be required to issue fractions of Option or to issue Option Certificates which evidence fractional Option.

          (b) The Company shall not be required to issue fractions of shares of Common Stock in the exercise of Option. If any fraction of a Option Share would, except for the provisions of this Section, be issuable on the exercise of the Option (or specified portion thereof), the Company shall purchase such fraction for an appropriate amount in cash.

          (c) The Holder, by the acceptance of this Option Certificate, expressly waives his right to receive any fractional Option or any fractional share upon exercise of a Option.

     Section 4. Reservation of Option Shares, etc.

     The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of the Option evidenced by this Option Certificate, free from pre-emptive rights, such number of shares of authorized but unissued or treasury shares of Common Stock, or other stock or securities deliverable pursuant to Section 5, as shall be required for issuance or delivery upon exercise of the Option evidenced hereby. The Company further agrees: (a) that it shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company; and (b) to promptly take all action as may from time to time be reasonably required in order to permit the Holder to exercise the Option evidenced hereby and the Company duly and effectively to issue the Option Shares as provided herein upon the exercise hereof. Without limiting the generality of the foregoing, the Company shall not take any action which would result in Option Shares when issued not being validly and legally issued and fully paid and nonassessable. The Company shall not increase the par value of the Common Stock while the Option evidenced hereby is outstanding except to an amount no greater than $.01 per share. The Company hereby represents that, as of the date hereof, it has sufficient shares of Common Stock reserved for issuance upon exercise in full of the Option.

     Section 5. Anti-Dilution.

     The Exercise Price and the number of shares of Common Stock purchasable upon the exercise hereof shall be subject to adjustment from time to time as provided in this Section. Unless otherwise indicated, all calculations under this Section 5 shall be made to the nearest $0.01 or 1/100th of a share, as the case may be.

          (a) If the Company shall: (i) declare a dividend or make a distribution on the outstanding shares of Common Stock in shares of capital stock of the Company; (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares (or into other securities or property); or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares (or into other securities or property), the number of Option Shares issuable upon the exercise of the Option shall be adjusted so that the Holder of the Option shall be entitled to purchase the kind and number of shares of Common Stock or other securities or property of the Company determined by multiplying the number of Option Shares issuable upon exercise of the Option immediately prior to such event by a fraction, the numerator of which shall be the total number of outstanding shares of Common Stock immediately after such event, and the denominator of which shall be the total number of outstanding shares of Common Stock immediately prior to such event. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event. Adjustments pursuant to this paragraph shall be made successively whenever any event specified above shall occur. Whenever the number of Option Shares issuable upon exercise of a Option is adjusted pursuant to this paragraph, the Exercise Price payable upon exercise of the Option shall be adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Option Shares issuable upon the exercise of the Option immediately prior to such adjustment, and the denominator of which shall be the number of Option Shares issuable immediately thereafter.

          (b) [Intentionally Omitted.]

          (c) In any case in which this Section shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event: (i) issuing to the Holder of the Option exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment; and (ii) paying to such Holder an amount in cash in lieu of a fractional share of Common Stock pursuant to Section 3; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's rights to receive such additional shares of Common Stock, and such cash, upon the occurrence of the event requiring such adjustment.

          (d) No adjustment in the Exercise Price shall be required with respect to shares of Common Stock issued upon exercise of the Option unless such adjustment would require a decrease of at least $.02; provided, however, that any such adjustment which is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          (e) The Company may make such reductions in the Exercise Price, in addition to those required pursuant to other paragraphs of this Section, as it considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (f) In case of any consolidation with or merger of the Company into another corporation in which the Company is not the surviving entity, or in case of any sale, lease or conveyance of assets to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall execute and deliver to the Holder hereof simultaneously therewith a new Option Certificate, reasonably satisfactory in form and substance to such Holder, providing that the Holder of the Option then outstanding shall have the right thereafter to exercise such Option solely for the kind and amount of shares of stock, other securities, property or cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such consolidation, merger, sale or conveyance.

          (g) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Option (other than a change in par value, from no par value to par value or from par value to no par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, from no par value to par value or from par value to no par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock into two or more classes or series of shares), the Company shall execute and deliver to the Holder hereof simultaneously therewith a new Option Certificate, satisfactory in form and substance to such Holder, providing that the Holder of the Option then outstanding shall have the right thereafter to exercise such option solely for the kind and amount of shares of Common Stock, other securities, property or cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such reclassification, change, consolidation or merger.

          (h) The foregoing paragraphs (f) and (g), however, shall not in any way affect the rights a Holder may otherwise have, pursuant to this Section, to receive securities, evidences of indebtedness, assets, property rights or Option upon exercise of a Option.

          (i) Whenever there shall be any change in the Exercise Price under any paragraph of this Section, and no specific means of adjusting the number of Option Shares issuable upon exercise of the Option is provided in such paragraph, then there shall be an adjustment (to the nearest hundredth of a share) in the number of shares of Common Stock purchasable upon exercise of this Option Certificate, which adjustment shall become effective at the time such change in the Exercise Price becomes effective and shall be made by multiplying the number of shares of Common Stock purchasable upon exercise of this Option Certificate immediately before such change in the Exercise Price by a fraction, the numerator of which is the Exercise Price immediately before such change, and the denominator of which is the Exercise Price immediately after' such change. If, following the declaration of a record date for the distribution of any securities or property to be distributed to holders of Common Stock, such securities or property are not so issued, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to issue such securities or property, to the Exercise Price which would then be in effect if a record date for such issuance had not been fixed.

          (j) If any event occurs as to which the foregoing provisions of this Section are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Option in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid.

          (k) If, after one or more adjustments to the Exercise Price pursuant to this Section 5, the Exercise Price cannot be reduced further without falling below the greater of (i) $.01 or (ii) the lowest positive exercise price legally permissible for Option Holder to acquire shares of Common Stock, the Company shall make further adjustment to compensate the holder, consistent with the foregoing principles, as the Board of Directors, acting in good faith, deems necessary, including an increase in the number of Option Shares issuable upon exercise of outstanding Option and/or a cash payment to the Holder.

     Section 6. Notice of Adjustment.

          (a) Prior to the earlier to occur of: (i) the declaration of a record date for; or (ii) the announcement and/or consummation of, any event or action that would result in an adjustment pursuant to this Section or
     Section 7, the Company shall notify the Holder of such intended record date, announcement, event or action. Such notice must be reasonably calculated to be delivered not less than ten (10) nor more than ninety (90) days prior to the applicable event.

          (b) Whenever the Exercise Price is adjusted as provided in Section 5:

               (i) the Company shall compute the adjusted Exercise Price in accordance with Section 5 and shall prepare a certificate signed by the chief financial officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based; and

               (ii) a notice stating that the Exercise Price and number of shares for which the Option may be exercised have been adjusted and setting forth the adjusted Exercise Price and number of shares for which the Option may be exercised shall be communicated by telegram, facsimile, telecopier or any other means of electronic communication capable of producing a written record, or shall be delivered by hand or mailed as soon as practicable by the Company to the Holder at its last address as it shall appear upon the Option Register provided for in Section 2.

     Section 7. No Rights as Shareholders; Notice to Holder.

     Nothing contained herein shall be construed as conferring upon the Holder the right to vote or to receive dividends or to receive notice as shareholders in respect of the meetings of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company. If, however, at any time prior to the expiration of the Option and prior to their exercise, any of the following shall occur:

          (a) The Company shall authorize the issuance to all holders of Common Stock of rights, warrants or options to subscribe for or purchase Common Stock, or of any other subscription rights or Option; or

          (b) The Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock); or

          (c) The Company shall propose any consolidation or merger to which the Company is a party and for which approval of any stock of the Company is required, or the conveyance or transfer of properties and assets of the Company substantially as an entirety (whether by sale, lease or other disposition), or any reclassification or change of outstanding Common Stock issuable upon exercise of the Option (other than a change in par value, from no par value to par value or from par value to no par value); or

          (d)  The  Company   shall   propose  the   voluntary  or   involuntary
     dissolution, liquidation or winding up of the Company;

     then the Company shall cause to be given to the Holder at its address appearing on the Option Register, at least ten (10) days prior to the applicable record date hereinafter specified, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, warrants, options or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that the holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section or any defect therein shall not affect the legality or validity of any distribution, right, warrants, options, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

     Section 8. Restrictions on Transfer of the Option and Option Shares.

     Until such time as an appropriate registration statement covering the Option or the Option Shares has become effective under the Securities Act, the Holder will not dispose of either the Option evidenced hereby or the Option Shares, as the case may be, except for a transfer by the Holder to an Affiliate (as defined in Section 14). In addition, the Company shall have received an opinion of counsel to Purchaser to the effect that the sale or other proposed disposition of the Option or Option Shares may be accomplished without such registration (or perfection of an exemption) under the Securities Act, which opinion may be conditioned upon: (i) acceptance by the transferee of a Option Certificate or Certificates or Option Shares bearing a legend similar to that set forth in Exhibit A; and (ii) a certificate of the transferee stating that the Option(s) or Option Share(s) being acquired by such transferee are being acquired by such transferee for its own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act.

     Section 9. [Intentionally Omitted.]

     Section 10. No Voting Rights.

     No Holder shall be entitled to any voting rights as a stockholder of the Company by virtue of such Holder's ownership of Option; provided that Holders who also hold voting securities of the Company, including Option Shares, shall be entitled to vote such securities on any matter upon which other holders of such class of securities are entitled to vote.

     Section 11. Execution of Option Certificates.

     The Option Certificate shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman of the Board of Directors, President or Vice President of the Company.

     Section 12. Severability.

     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and the other remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Holder's rights and privileges shall be enforceable to the fullest extent permitted by law.

     Section 13. Governing Law.

     The Option shall be governed by and construed in accordance with the laws of the State of Illinois.

     Section 14. Definitions.

          For all purposes of this Option Certificate, in addition to the other terms defined elsewhere herein, unless the context otherwise requires:

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that board.

          "Common Stock" means the Class A Common Stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, and which is not subject to redemption by the Company. However, subject to Section 5, shares issuable on exercise of the Option evidenced hereby, as contemplated by the first paragraph of this Option Certificate, shall include only shares of the class designated as Common Stock of the Company as of the date of this Option or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications. As used in this Option Certificate, "shares" shall include fractions thereof to the extent that fractional shares of the Company are outstanding.

          "Person" shall mean any individual, firm, partnership, association, group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Option), corporation or other entity.

          "Subsidiary" means any subsidiary of the Company, a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly owned by the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company.

          "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market where the Common Stock is listed or sold.

          Section 15. Fees and Expenses.

          All fees and expenses incurred by the Holder in connection with the Holder's ownership of Option and securities or other property received upon exercise thereof which relate to: (a) any required regulatory filings by the Company; and (b) stock exchange listing fees in connection with the foregoing shall be paid by the Company.

          Section 16. Contest and Appraisal Rights.

          Upon each determination of fair market value or other valuation required hereunder, the Company shall promptly give notice thereof to all Holders, setting forth in reasonable detail the calculation of such fair market value or valuation and the method and basis of determination thereof, as the case may be.


Dated: October 14, 1998


                                             ADVANCED MACHINE VISION CORPORATION



                                             By: /s/ Alan R. Steel
                                             -----------------------------------
                                             Name:  Alan R. Steel
                                             Title:  Chief Financial Officer

                         NOTICE OF ELECTION TO EXERCISE


     The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing ___________________ shares of Class A Common Stock and hereby makes payment of the Exercise Price in the amount of _____________ Dollars ($____________)


                                             NAME OF HOLDER:


                                             -----------------------------------
                                             ( Please Print )

                                             By:________________________________


Date: ___________________







                                 * * * * * * * *



                     Instructions for Registration of Stock



Name______________________________________________
       (please type or print in block letters)

Address___________________________________________

                                                                       EXHIBIT A
                                                                       ---------


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF SUCH REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT UPON COMPLIANCE WITH THE REQUIREMENTS FOR TRANSFER SET FORTH HEREIN.

                                    Exhibit C
                                    ---------

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is dated as of October 14, 1998, by and between ADVANCED MACHINE VISION CORPORATION, a California corporation (the "Company"), and FMC CORPORATION, a Delaware corporation, along with its successors and assigns ("Purchaser").

     WHEREAS, pursuant to that certain Series B Preferred Purchase Agreement of even date herewith (the "Purchase Agreement") between the Company and Purchaser, the Company issued One Hundred Nineteen Thousand One Hundred Six (119,106) shares of Series B Preferred Stock ("Series B Preferred") to Purchaser;

     WHEREAS, in consideration of its purchase of Series B Preferred, Purchaser has received an option (the "Option") to acquire "Common Shares" (as defined below); and

     WHEREAS, in order to induce Purchaser to enter into the Purchase Agreement, the Company has agreed to provide registration rights to Purchaser on the terms and subject to the conditions provided herein.

     NOW THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1. Definitions.

          (a) As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

          "Business Day" shall mean any day other than a Saturday or Sunday that banks are open for business in Illinois and California.

          "Common Shares" shall mean shares of Class A Common Stock, without par value of the Company.

          "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          "Incidental Registration" shall mean a registration required to be effected by the Company pursuant to Section 2(b).

          "Incidental Registration Statement" shall mean a registration statement of the Company, as provided in Section 2(b), which covers any of the Registrable Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "NASDAQ" shall mean the NASDAQ Stock Market of the NASD.

          "Option" shall mean the Option issued to Purchaser in connection with the Purchase Agreement.

          "Permitted Transferee" shall mean any Person which would be a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

          "Person" shall mean any individual, limited or general partnership, corporation, trust, joint venture, association, joint stock company, limited liability company or unincorporated organization.

          "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

          "Purchaser" shall have the meaning set forth in the preamble.

          "Registrable Securities" shall mean any Common Shares held by Purchaser, but shall not include the Option or any Common Share (i) which has been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering such security or (ii) which has been distributed to the public pursuant to Rule 144 under the Securities Act.

          "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation: (i) all SEC, stock exchange, NASD and other registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of the NASDAQ or any stock exchange (including, without limitation, reasonable fees and disbursements of counsel in connection such compliance and the preparation of a Blue Sky Memorandum and legal investment survey), (iii) all expenses of any Persons in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees and disbursements of (A) counsel for the Company, (B) counsel for Purchaser (other than in-house counsel) in connection with such registration and (C) the independent public accountants of the Company, including, without limitation, the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (v) the fees and expenses of any trustee, transfer agent, registrar, escrow agent or custodian, (vi) the fees and expenses of any special experts or other persons retained by the Company in connection with any Registration Statement, (vii) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, and
     (viii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties); provided, however, Registration Expenses shall not include discounts and commissions and accountable expense allowances payable to underwriters, selling brokers, managers or other similar Persons engaged in the distribution of any of the Registrable Securities.

          "Registration Statement" shall mean any registration statement of the Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Required Registration" shall mean a registration required to be effected pursuant to Section 2(a).

          "Required Registration Statement" shall mean a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a) on an appropriate form (in accordance with Section 4(a) hereof) pursuant to the Securities Act, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "SEC" shall mean the Securities and Exchange Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

          "Underwriter" shall have the meaning set forth in Section 5(a).

          "Underwritten Offering" shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

     Section 2. Registration Under the Securities Act.

          (a) Required Registration. At any time and from time to time after the execution of the Purchase Agreement, Purchaser shall have the right to request in writing (a "Request") (which request shall specify the Registrable Securities intended to be disposed of by such Purchaser and the intended method of distribution thereof) that the Company register Purchaser's Registrable Securities by filing with the SEC a Required Registration Statement. Upon the receipt of such a Request, the Company shall, as soon as practicable (but no later than 120 days, which period may be extended by a written extension signed by one or more Purchasers holding a majority of the Registrable Securities) after the receipt of such a Request by the Company, cause to be filed with the SEC a Required Registration Statement covering the Registrable Securities that the Company has been so requested to register in such Request, and shall use its best efforts to have such Required Registration Statement declared effective by the SEC as soon as practicable thereafter. The Company shall keep such Required Registration Statement effective for a period of at least three hundred sixty (360) days (and, within such period, continuously effective for a period of at least one hundred eighty (180) days) following the date on which such Required Registration Statement is declared effective (or such shorter period that will terminate when all of the Registrable Securities covered by such Required Registration Statement have been sold pursuant thereto), including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder.

          (b) Incidental Registration.

               (i) Right to Include Registrable Securities. If at any time after the execution of this  Agreement the Company  proposes to register any of its Common Shares under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan or any dividend reinvestment plan or
          (y) in any acquisition by the Company, or (z) pursuant to its shareholder rights plan or (B) pursuant to Section 2(a) hereof), either in connection with a primary offering for cash for the account of the Company or a secondary offering, the Company will, each time it intends to effect such a registration, give written notice to Purchaser at least thirty-five (35) Business Days (which period may be reduced by written agreement of one or more Purchasers holding a majority of the Registrable Securities) prior to the initial filing of a Registration Statement with the SEC pertaining thereto, informing Purchaser of its intent to file such Registration Statement and of Purchaser's rights to request the registration of the Registrable Securities held by Purchaser under this Section 2(b) (the "Company Notice"). Upon the written request of Purchaser made within seven (7) Business Days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by Purchaser and the intended method of distribution thereof), the Company shall use all good faith reasonable efforts to include in the Registration Statement all Registrable Securities that the Company has been so requested to register by Purchaser to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of the Company, in accordance with the Company's intended method of distribution)  of  the  Registrable  Securities  so  requested  to  be registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Incidental
          Registration  Statement  or the  related  Prospectus  or any  document incorporated  therein by  reference  or by filing  any other  required
          document  or  otherwise   supplementing  or  amending  the  Incidental
          Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration Statement or by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Purchaser and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (B) in the case of a determination to delay such registration, the Company shall be relieved of its obligation to register any Registrable Securities requested to be included in such Incidental Registration Statement unless Purchaser elects to continue such registration as a Required Registration.

               The registration rights granted pursuant to the provisions of this Section 2(b) shall be in addition to the registration rights granted pursuant to the other provisions of this Section.

               (ii) Priority in Incidental Registrations. If a registration pursuant to this Section 2(b) involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to Purchaser on or before fifteen (15) days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering without adversely affecting the distribution of the securities being offered, then the Company shall include in such registration first,
          (x) in the case of a sale for the account of the Company, all the securities to be sold by the Company pursuant to such Incidental Registration Statement without reference to the incidental registration rights of Purchaser, and (y) in the case of a sale other than for the account of the Company, all of the securities requested to be sold pursuant to such registration statement by any Seller exercising a demand registration right, and then by Purchaser; second,
          (x) in the case of a sale for the account of the Company, the amount of other securities (including Registrable Securities) requested by Purchaser to be included in such registration that the Company is so advised can be sold in (or during the time of) such offering, and (y) in the case of a sale other than for the account of the Company, the amount of other securities requested to be included by the Company for its own account in such registration that the Company is so advised can be sold in (or during the time of) such offering; and third, in all cases, the amount of other securities requested to be included in such registration that the Company is so advised can be sold in (or during the time of) such offering.

          (c) Expenses. The Company shall pay all Registration Expenses in connection with (i) each registration requested pursuant to Section 2(a) and (ii) each registration as to which Purchaser request inclusion of Registrable Securities pursuant to Section 2(b). Purchaser shall pay all discounts and commissions payable to underwriters, selling brokers, managers or other similar Persons related to the sale or disposition of Purchaser's Registrable Securities pursuant to any registration pursuant to this Section and the fees and expenses of its legal counsel.

          (d)  Effective  Registration  Statement;  Suspension.  A  Registration
     Statement  pursuant  to  Section  2(a) will not be  deemed  to have  become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective and the related registration will not be deemed to have been effected.

          Any period during which the Company fails to keep any Required Registration Statement effective and usable for resale of Registrable Securities shall be referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that any Required Registration Statement is no longer effective or usable for resale of Registrable Securities and shall continue until and including the date when Purchaser either receives the copies of the supplemented or amended Prospectus contemplated by Section 4(j) or is advised in writing by the Company that the use of the Prospectus may be resumed. In the event of one or more Suspension Periods, the applicable time period referenced in the first paragraph of Section 2(a) shall be extended by the number of days included in each such Suspension Period, and, in the event any Suspension Period occurs sooner than thirty (30) days after the end of the previous Suspension Period or thirty (30) days after the initial effectiveness of any Required Registration Statement, none of the days between such Suspension Periods or prior to such Suspension Period shall be included in computing such applicable time period.

          (e) Selection of Underwriters. At any time or from time to time, Purchaser may elect to have such Registrable Securities sold in an Underwritten Offering and may select the investment banker or investment bankers and manager or managers that will serve as lead managing Underwriter or sole Underwriter with respect to the offering of such
     Registrable Securities as long as such Underwriter or Underwriters are reasonably acceptable to the Company. Purchaser may not participate in any Underwritten Offering hereunder unless Purchaser (i) agrees to sell such
     Purchaser's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such Underwritten Offering.

     Section 3. Holdback Arrangements.

          (a) Restrictions on Public Sale by Purchaser. (i) Purchaser agrees, if the applicable offering is a primary Underwritten Offering of Common Shares for cash for the account of the Company as to which Purchaser is eligible to participate pursuant to Section 2(b), the requirements of the immediately following sentence are satisfied, and the sole Underwriter or lead managing Underwriter in such Offering so requests, not to effect any public sale or distribution of Registrable Securities (including any sales pursuant to Rule under the Securities Act) during the period commencing on date Purchaser receives the Company Notice pursuant to Section 2(b) and continuing until ninety (90) days after the effective date of the
     Registration Statement or any shorter period which the sole or lead managing Underwriter shall request (except to the extent permitted for sales of Purchaser's Registrable Securities pursuant to the Registration Statement). Purchaser shall not be obligated to agree to the restrictions set forth in this Section 3(a)(i) (A) unless the registration statement for the offering by the Company is filed with the SEC within twenty (20) days after giving the Company Notice and relates to a primary offering for cash of Common Shares for net proceeds of at least ten million dollars ($10,000,000) for the account of the Company or a Company subsidiary or a newly formed holding company (based upon the closing price of the Common Shares in the principal trading market therefor as of the close of trading on the trading date immediately preceding the date of the Company Notice with respect to such offering), the Company uses all good faith reasonable efforts to have such registration statement declared effective by the SEC as soon as practicable after filing and such registration statement is declared effective no later than the ninetieth (90th) day after giving the Company Notice, and (B) unless at least one hundred eighty (180) days have elapsed since the expiration or termination of Purchaser's agreement pursuant to this Section 2(a) with respect to any prior Company registration to which the restrictions of this Section 3(a)(i) apply (except in the case of the initial such Company registration).

          (b) Restrictions on Public Sale by the Company. The Company shall not effect any public sale or distribution (other than public sales or distributions solely by and for the account of the Company of securities issued pursuant to any employee benefit or similar plan or any dividend reinvestment plan) of any securities during the period commencing on the date the Company receives a Request from Purchaser and continuing until one hundred twenty (120) days after the commencement of an Underwritten Offering, if requested by the sole Underwriter or lead managing Underwriter in such Underwritten Offering, or for such shorter period as the sole or lead managing Underwriter shall request.

     Section 4. Registration Procedures.

     In connection with the obligations of the Company pursuant to Section 2, the Company shall use all good faith reasonable efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by Purchaser in accordance with their intended method or methods of distribution, and the Company shall:

          (a) (i) prepare and file a Registration  Statement with the SEC which:
     (A) shall be on Form S-3 (or any successor to such form), if available, or a form selected by Purchaser for which the Company qualifies and which the Company approves (such approval not to be unreasonably withheld), (B) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution by Purchaser thereof, and (C) shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein: (ii) use all good faith reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2; (iii) use all good faith reasonable efforts to not take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable; and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (A) to comply with any requirements of the Securities Act and the rules and regulations of the SEC and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (b) subject to paragraph (j) of this Section 4, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Purchaser thereof, as set forth in such registration statement;

          (c) furnish to Purchaser and to each Underwriter of an Underwritten Offering of Registrable Seurities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as Purchaser or Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities. The Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, by Purchaser and each Underwriter of an Underwritten Offering of Registrable Securities, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or the preliminary Prospectus (Purchaser hereby agreeing not to make a broad public dissemination of a form of preliminary Prospectus which is designed to be a "quiet filing" without the Company's consent, such consent not to be withheld unreasonably);

          (d) (i) use all good faith reasonable efforts to register or qualify the Registrable Securities, no later than the time the applicable
     Registration Statement is declared effective by the SEC, under all applicable state securities or blue sky laws of such jurisdictions as each Underwriter, if any, or if Purchaser covered by a Registration Statement, reasonably requests; (ii) use all good faith reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such Underwriter, if any, and Purchaser to consummate the disposition in each such jurisdiction of Registrable Securities owned by Purchaser; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

          (e) notify Purchaser promptly, and, if requested by Purchaser, confirm such advice in writing: (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective; (ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (f) furnish counsel for each such Underwriter, if any, and for Purchaser copies of any comments received from or any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

          (g) use all good faith reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

          (h) upon request, furnish to the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to Purchaser, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (i) cooperate with Purchaser and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as Purchaser or the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

          (j) upon the occurrence of any event contemplated by paragraph (e)(iv) of this Section, use all good faith reasonable efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to Purchaser, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (k) enter into customary agreements (including, in the case of an Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

               (i) make such representations and warranties to Purchaser and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

               (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and Purchaser) addressed to Purchaser and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by Purchaser and Underwriters;

               (iii) use best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to Purchaser, if permissible, and the Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings;

               (iv) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with Purchaser covered by any Registration Statement relating to the Registration and providing for, among other things, the appointment of such representative as agent for Purchaser for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

               (v) deliver such customary documents and certificates as may be reasonably requested by Purchaser being sold or by the managing Underwriters, if any.

          The above shall be done (A) at the effectiveness of such Registration Statement (and each post-effective amendment thereto) in connection with any registration, and (B) at each closing under any underwriting or similar agreement as and to the extent required thereunder;

          (l) make available for inspection by representatives of Purchaser and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by Purchaser or Underwriters (subject to the terms of customary confidentiality agreements, if any), all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

          (m) (i) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus: provide copies of such document to Purchaser and to counsel to such Purchaser and to the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any; (B) fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to Purchaser or the Underwriter or the Underwriters may request; and (C) not file any such document in a form to which Purchaser or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by Purchaser being registered or any Underwriter available for discussion of such document;

               (ii) within a reasonable time prior to the filing of any document that is to be incorporated by reference into a Registration Statement or a Prospectus: (A) provide copies of such document to counsel for Purchaser; (B) fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for Purchaser or such Underwriter shall request; and (C) make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

          (n) cause all Registrable Securities to be qualified for inclusion in or listed on the NASDAQ;

          (o) otherwise use all good faith reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to Purchaser an earnings statement covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (p) cooperate and assist in any filings required to be made with the NASDAQ, NASD or any other exchange and in the performance of any due diligence investigation by any Underwriter in an Underwritten Offering and Purchaser; and

          (q) use all good faith reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including, without limitation, by making road show presentations, holding meetings with potential investors and taking such other actions as shall be reasonably requested by Purchaser or the lead managing Underwriter of an Underwritten Offering.

          Purchaser shall, as a condition to the registration obligations with respect to such Purchaser provided herein, furnish to the Company such information regarding Purchaser required to be included in the Registration Statement, the ownership of Registrable Securities by Purchaser and the proposed distribution by Purchaser of such Registrable Securities as the Company may from time to time reasonably request in writing.

          Purchaser shall, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (e)(iv) of this Section, discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until Purchaser's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (j) of this Section, and, if so directed by the Company, Purchaser shall deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in Purchaser's possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

     Section 5. Indemnification; Contribution.

          (a) Indemnification by the Company. The Company shall indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), Purchaser and their respective directors, officers and employees and each Person, if any, who controls or is controlled by Purchaser or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

               (i) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered under the Securities Act, including, without limitation, all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               (iii) against any and all reasonable expense whatsoever, as incurred (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under paragraph (i) or (ii) above;

          provided, however, that this indemnity agreement does not apply to Purchaser or any Underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by Purchaser or such Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (b) Indemnification by Purchaser. (i) Purchaser shall indemnify and hold harmless the Company and each Underwriter, and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions, or alleged omissions therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by Purchaser expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

          (c) Conduct of Indemnification Proceedings. Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party's or parties' expense. If an indemnifying party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all
     Underwriters and another counsel for all other indemnified parties under this Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection
     (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

          (d)  Contribution.

               (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this
          Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Purchaser (including, in each case, that of its officers, directors, employees and agents) on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of Purchaser, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

               (ii) The Company and Purchaser agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, Purchaser shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by Purchaser and its Affiliates and distributed to the public were offered to the public exceeds (B) the amount of any damages which such indemnifying Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     Section 6. Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement that conflicts with the provisions of this Agreement or which grants registration or similar rights without the consent of the Purchaser. The Company represents and warrants that there are no other holders of registration rights relating to the Company`s securities other than those certain Stock Option Agreements, dated as of August 5, 1998, between the Company and Lyon Securities, Inc. and SRG & Associates, Ltd.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Purchaser.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to Purchaser, to:

                           FMC FoodTech,
                           Attn: John Hartner
                           Business Development Manager
                           200 W. Madison Street
                           Chicago, IL  60606
                           T:  312/861-6705
                           F:  312/861-6496

               (ii) and if to the Company, to:

                           Advanced Machine Vision Corporation
                           Attn: Alan R. Steel
                           Vice President, Finance & CFO
                           2067 Commerce Drive
                           Medford, OR  97504
                           T:  541/776-7700
                           F:  541/779-6838

          All such notices and communications shall be deemed to have been duly given: at the time delivered, if delivered by hand, if personally delivered; when receipt is acknowledged, if faxed; and on the next business day if timely delivered to federal express or other courier guaranteeing overnight delivery..

          (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties. If any successor, assignee or transferee of Purchaser shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and to receive the benefits hereof. For purposes of this Agreement, "successor" for any entity other than a natural person shall mean a successor to such entity as a result of such entity's merger, consolidation, liquidation, dissolution, sale of substantially all of its assets, or similar transaction.

          (e) Recapitalizations, Exchanges, etc., Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, Common Share amounts hereunder shall be appropriately adjusted if necessary.

          (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

          (g) Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of any gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified; (4) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

          (h) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

          (j) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

          (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the other parties to this Agreement with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ADVANCED MACHINE VISION CORPORATION     FMC CORPORATION



By: /s/ William J. Young                By: /s/ John
-----------------------------------     -----------------------------------
    Chairman and Chief                      Title
    Executive Officer

                                    Exhibit D
                                    ---------

                          Capitalization; Voting Rights
                          -----------------------------

                                                            Class A Shares
                                                               Reserved
                                             Shares               for            Outstanding
       Security                            Authorized          Issuance            Shares
       --------                            ----------       --------------       -----------
Advanced Machine Vision Corporation:

Class A Common Stock                        60,000,000                            10,655,218

Class B Common Stock                         3,000,000                                64,335

Series A Preferred Stock                       400,000

Series B Preferred Stock                       119,106         1,191,060             119,106

Issuable upon exercise or conversion:

       Stock Option Plans (A)
           Options outstanding                                 3,088,501
           Available for grant                                   138,817

       Non-plan options                                          631,538

       FMC 15% option                                          3,500,000

       Ventek convertible note                                 1,000,000

       Ventek stock note                                       1,800,000

       6.75% convertible debt                                    423,529

       Class G & I Warrants                                      540,000

       Ventek warrants                                           250,000

       1997 restricted stock plan (B)                          1,800,000

SRC Vision, Inc.: (C)

       Options outstanding                                       317,425
       Available for grant                                        78,575


     (A) Includes 1991, 1994 and 1997 stock option plans.

     (B) Excludes 200,000 issued shares included in Class A Common Stock outstanding.

     (C) The SRC Vision Plan was established on 1/10/97. Vesting of options will accelerate if SRC Vision or its parent (currently Advanced Machine Vision Corporation) consummates an agreement to sell a majority of SRC Vision's business or assets, or merge with another entity that is not at least 50% owned by its parent company or other affiliated entity owned by its parent company.

                                    Exhibit E
                                    ---------

                        Proprietary Information Agreement
                        ---------------------------------

                           EMPLOYEE PROPRIETARY RIGHTS
                          AND NON-DISCLOSURE AGREEMENT

     I recognize that Advanced Machine Vision, SRC VISION(R), Inc., ARC Netherlands b.v. and each of their current or future subsidiaries, divisions, affiliated entities, successor entities or assigns, (hereafter called "the Company") must initiate, make and develop technological innovations and inventions, develop valuable information, and trade secrets, and protect its legal rights in such matters. Therefore, in consideration of my employment by the Company, I hereby agree:

     To maintain in strictest confidence, both during the term of my employment and thereafter, all confidential technical and business information, trade secrets, inventions and innovations of the Company, its successors or assigns, and my co-workers, either learned or developed by me during the term of my employment; and

     To promptly disclose and assign to the Company all rights to any and all inventions or innovations that are conceived or first actually reduced to practice by me, either alone or jointly with others, during my term of employment by the Company; except that I need not assign to the Company title in any invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on my own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by me for the Company, unless full title in the United States or any other country to the invention is required by contract between the Company and the United States or any other country or any of their agencies. I understand that all those disclosures of my inventions and innovations made to the Company under this paragraph for which I need not assign title to the Company shall be held in confidence by the Company.

     To advise the Company prior to entering into a consulting agreement with any outside agency while in the Company's employ, and to exercise my best judgment before accepting such consulting agreement as not to compromise the Company.

     I understand that a breach of any of the above clauses may cause termination of my employment, in addition to giving rise to claims for remedies or damages as provided by applicable law.



---------------------------               --------------------------------------
          Date                                Employee (please type or print)



---------------------------               --------------------------------------
     Place of Signing                              Employee's signature

                            CONFIDENTIALITY AGREEMENT


     1. COMPANY AND  JURISDICTION
     1.1. Definition of Company. As used in this agreement, the term "Company" means Advanced Machine Vision (AMV), SRC VISION(R), Inc., ARC Netherlands b.v. and each of their current or future subsidiaries, divisions, affiliated entities, successor entities or assigns. This agreement shall be governed by the laws of the Employee's country of employment, whether it be the United States of America, the Netherlands, or any other country. Notwithstanding the previous sentence, the parties to this agreement agree to submit to the laws of any jurisdiction in which a breach of this agreement may occur.

     2. CONFIDENTIALITY
     2.1 Definition of Confidential Information. As used in this agreement, the term "Confidential Information" means: (a) proprietary information of the Company; (b) information marked or designated by the Company as confidential;
(c) information, whether or not in written form and whether or not designated as confidential, which is known to me ("Employee") as being treated by the Company as confidential; and (d) information provided to the Company by third parties which the Company is obligated to keep confidential. Confidential Information includes, but is not limited to, know-how, customer lists, marketing plans, financial and technical information, prospect lists and data base, development plans, business plans, project development plans, long range and strategic plans, budgets and compensation information.

     2.2 Acknowledgment of Receipt of Confidential Information. Employee acknowledges that in the course of performing duties for the Company, he or she will have access to Confidential Information, the ownership and confidential status of which are highly important to the Company, and Employee agrees in addition to the specific covenants contained herein, to comply with all Company policies and procedures for the protection of such Confidential Information.

     2.3 Ownership. Employee acknowledges that all Confidential Information is and shall continue to be the exclusive property of the Company, whether or not prepared in whole or part by Employee and whether or not disclosed to or entrusted to Employee in connection with employment by the Company.

     2.4 Acknowledgment of Irreparable Harm. Employee acknowledges that any disclosure of Confidential Information will cause irreparable harm to the Company.

     2.5 Covenant of Nondisclosure. Employee agrees not to disclose Confidential Information, directly or indirectly, under any circumstances or by any means, to any third person without the express written consent of the Company.

     2.6 Covenant of Nonuse. Employee agrees that Employee will not copy, transmit, reproduce, summarize, quote or make any commercial or other use whatsoever of the Confidential Information, except as may be necessary to perform work done by Employee for the Company.

     2.7 Safeguard of Confidential Information. Employee agrees to exercise the highest degree of care in safeguarding Confidential Information against loss, theft, or other inadvertent disclosure and agrees generally to take all steps necessary or requested by the Company to ensure maintenance of confidentiality.

     2.8 Exclusions.  This section shall not apply to the following information:
(a) information now and hereafter voluntarily disseminated by the Company to the public or which otherwise becomes part of the public domain through lawful means; (b) information already known or acquired by Employee other than in conjunction with Employment by the Company and as documented by written records which predate this Agreement; (c) information subsequently and rightfully received from third parties and not subject to any obligation of confidentiality; (d) information independently developed by Employee after termination of employment.

     2.9 Prior Employment. Employee acknowledges and understands that the Company is not employing Employee to obtain any information which is the property of any previous employers or any other person for whom Employee has performed services. Employee also acknowledges that the Company expects that the product of any services performed hereunder, or knowledge or information, such as trade secrets, trade lists, plans, or other confidential information developed in the course of or as a result of service hereunder will be the property of the Company in accordance with the terms hereof. Accordingly,
Employee warrants and represents to the Company that Employee will not, in performing services hereunder, make use of information which is the property of and/or confidential to any previous employer or other person or entity for whom services have been furnished and that Employee has disclosed to the Company all prior employment agreements which may impose restrictions on Employee's activities.

     3. DELIVERY OF MATERIALS
     Upon termination of employment status, Employee will deliver to the Company all materials, including without limitation customer lists, documents, records, drawings, prototypes, models and schematic diagrams, which describe, depict, contain, constitute, reflect, record or in any way relate to inventions or Confidential Information, which are in Employee's possession or under Employee's control, whether or not the materials were prepared by Employee.

     4. SUBPOENAS
     If Employee, during and after employment, is served with any subpoena or other compulsory judicial or administrative process calling for production of Confidential Information or if Employee is otherwise required by law or regulation to disclose Confidential Information, Employee will immediately, and prior to production or disclosure, notify the Company and provide it with such information as may be necessary in order that the Company may take such action as it deems necessary to protect its interest.

     5. REMEDIES
     Employee acknowledges that breach of the obligations imposed by this Agreement will cause irreparable harm to the Company and, in that event, if Employee fails to abide by these obligations, the Company will be entitled to specific performance, including immediate issuance of temporary restraining order or preliminary injunction enforcing this Agreement, and to judgment for damages caused by Employee's breach, and to other remedies provided by applicable law.

     6. DURATION
     The obligations set forth in this Agreement will continue beyond the terms of Employee's employment by the Company.

     I understand and agree to the terms of this Confidentiality Agreement.



                                          --------------------------------------
                                                Employee's signature


                                          --------------------------------------
                                                Date

                                    Exhibit F
                                    ---------

                               Opinion of Counsel
                               ------------------

                       This page intentionally left blank.

                                    Exhibit G
                                    ---------

                            Representative Agreement
                            ------------------------

                            REPRESENTATIVE AGREEMENT

     THIS AGREEMENT, effective the 14th day of October, 1998 is between SRC VISION, Inc., an Oregon corporation, having its principal office located at 2067 Commerce Drive, Medford, Oregon 97504, or, in the case of representation outside the United States, SRC VISION BV, a wholly-owned subsidiary of SRC VISION, Inc., having its principal office located at Luchthavenweg 47 A, 5657 EA Eindhoven, The Netherlands (individually, "SRC"), and Food Systems and Handling Division of FMC Corporation ("FMC"), a Delaware corporation, having its principal office at 200 West Madison, Suite 2100, Chicago, Illinois 60606.

                                    WHEREAS:

     A. SRC is the manufacturer of SRC equipment and accessories (Products).

     B. SRC desires to appoint FMC as its exclusive sales representative in order to facilitate the sale of certain SRC equipment and accessories, and FMC accepts such appointment, on the terms and conditions included herein.

     C. Customer is herein described as the end user and purchaser of the Products.

                                   AGREEMENT:

     1. ESTABLISHMENT OF RELATIONSHIP

          1.1 Appointment. SRC hereby appoints FMC as its exclusive Representative, except as provided in Appendix II, for the sale of such products as included on Appendix I to this Agreement ("the Products"), as amended from time to time by SRC at its discretion, for the territory as specified in Appendix II ("the Territory"), and FMC hereby accepts such appointment.

          1.2 Sub-agents. FMC shall be allowed to appoint sub-agents in the Territory.

          1.3 Exclusivity. SRC will not use, deal with, or appoint other sales representatives for the Products in the Territory during the term of this Agreement, except for those parts of the Territory, if any, that are identified in Appendix II as permitting other sales representatives.

          1.4 Amendments. No amendment or waiver of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in a specific instance and for the specific purpose for which it is given.

          1.5 Entire agreement. This Agreement and the documents referred to herein contain the entire understanding between the parties with respect to the relationship hereby established and supersedes all prior agreements and understandings whether oral or written, including the April 16, 1998 Representative Agreement between the parties, relating to the subject matter of this Agreement.

          1.6 Independent contractors. The parties are entering into this Agreement as independent contractors, and this Agreement shall not be construed as to create a joint venture or employment contract between parties.

          1.7 Excuses for Nonperformance. No liability shall result from the delay in performance or nonperformance beyond the reasonable control of the party affected, including but not limited to Acts of God, fire, flood, war, embargo, accident, labor trouble, or shortage of material, equipment or transport, or applicable law.

     2. PROMOTION AND SALES OF THE PRODUCTS

          2.1 Promotion and Sales.

               (a) FMC agrees to use its best efforts to promote and sell the Products in the Territory and shall continually work to increase the market for the Products where appropriate by direct mail, placement of editorials in technical journals, advertising, promotional literature, correspondence, personal visits and any other commercial means, with the expenses for those actions to be shared by the parties as they agree on a case-by-case basis. FMC will maintain a current and working knowledge of the applicable industries as outlined in Appendix III.

               (b) FMC shall promptly forward to SRC full details of all inquiries and orders received for the Products for the Territory including the names and addresses of clients or potential clients.

               (c)  FMC  shall  keep  SRC  informed   about  the  activities  of
          competitors in the Territory about which FMC learns in the course of its lawful business.

               (d) SRC will furnish FMC with such technical bulletins and sales data relative to the Products from time to time. SRC will cooperate in reasonable ways to assist FMC in effectively promoting the sale of the Products.

          2.2 Performance Criteria. The relationship established hereby is intended by the parties to be mutually beneficial. In this regard, FMC will attain an adequate level of performance. Such level of performance shall be evaluated monthly by SRC, based on reasonable objectives to be established by FMC and SRC, including but not limited to:

               (a) the compliance with all of the terms and conditions of this Agreement.

          2.3 Supply of Products. SRC shall supply the Products in accordance with accepted orders.

          2.4 Trademark. SRC permits FMC to identify itself as an authorized SRC Representative for the Products and to use the trademarks of SRC in connection with FMC's efforts to sell and promote the Products; provided, however, that such use, including the use of signs, shall be subject to the control of SRC and be in a manner consistent with the high quality image of the Products. FMC shall not use the name "SRC VISION(R)", SRC VISION, Inc., or other trademarks as part of its corporate name or in any manner inconsistent with the instructions of SRC.

          2.5 Reports and Records. In order to provide SRC with information regarding sales and market trends, FMC shall periodically provide to SRC data regarding Customer (as defined herein) contacts, including names and addresses and such other reasonable information when requested by SRC.

          2.6 Compliance with Laws. FMC shall conduct and maintain at all times its sales and service operations in strict compliance with all applicable laws and regulations. FMC agrees not to engage in any unfair trade practices. FMC shall indemnify and hold SRC harmless from any costs and liability that may result from a violation of this paragraph.

          2.7 Insurance. SRC agrees to furnish at no charge to FMC a certificate of insurance naming FMC and its agents as "additional insured" on SRC's liability policy, including Product liability.

          2.8 Non-competition.

               (a) Without the prior written approval of SRC, which shall not be unreasonably withheld, FMC shall not, during the term of this Agreement and for a period of twenty-four (24) months after the termination of this Agreement by FMC or twelve (12) months after termination by SRC, establish, operate, operate jointly with others, cause the operation of any form of business, either by itself or through or in conjunction with a third party, which manufactures or has a third party manufacture, sells or distributes any goods which compete with the Products provided, however, that it shall not be a violation of this Section 2.8(a) for FMC to distribute the harvester sorter products of Protec or other companies.

               (b) Without the prior written approval of SRC, FMC shall not, during the term of this Agreement and for a period of twelve (12) months after termination of this Agreement, directly or indirectly solicit clients or representatives of SRC, in order to persuade them into terminating their relationship with SRC.

     3. SALE OF THE PRODUCTS

          3.1 General Terms and Conditions. SRC shall sell the Products to the end users and purchasers of the Products ("Customers") and FMC shall represent the Products in accordance with the terms and conditions set forth herein.

          3.2 Quotations. FMC will be selective in selling only to companies known to have established credit. Quotations shall be provided to FMC by SRC, unless or until SRC expressly authorizes FMC to provide quotations. FMC shall at all times quote in accordance with the then current SRC price list and quotation and ordering procedures of SRC. All quotations other than pursuant to the then current SRC price list shall be reviewed by SRC before they are submitted to the Customer unless approved by SRC. All orders are subject to acceptance by SRC based on the availability of the Products and FMC's compliance with the terms and conditions hereof.

          3.3 Price. FMC shall represent to the Customer the SRC sales price and any other charges for the Products in US dollars or Dutch Guilders, as the case may be, as set forth on SRC's price schedules.

          3.4 Orders. FMC shall forward in writing any and all orders it receives to SRC immediately upon receipt of such orders by FMC. FMC shall not be authorized to accept orders for Products in the name and on behalf of SRC without SRC's prior written approval.

          3.5 Acceptance. Orders may be accepted subject to confirmation in writing by SRC. SRC shall be at liberty to reject orders for any reason, including non-fulfillment by the Customer of outstanding obligations, questionable reputation or financial status of the Customer or shortage of Products. SRC shall promptly communicate the confirmation or rejection to FMC.

          3.6 Billing/Payment. All billings to and payments from the Customer will be made to or received by SRC. FMC is not permitted to invoice or collect accounts on behalf of SRC. SRC shall be responsible for invoicing each Customer when a sale occurs. A copy of each invoice which is subject to commission shall be forwarded to FMC. Should a customer fail to complete the payment schedules as contracted, FMC will assist SRC in collection.

     4. TERMINATION

          4.1 Effectiveness. This Agreement shall be effective upon the date hereof for a period of one year unless sooner terminated as hereinafter provided.

          4.2 Termination for Cause (Immediate Effect). Unless otherwise prescribed by law, either party may terminate this Agreement with immediate effect on the giving of written notice to the other party should any of the following events occur, such events being of such a nature so as to constitute good cause for immediate termination:

               (a) any misrepresentation by the other party in entering into this Agreement or the submission by the other party of any false or fraudulent application, claim or report in connection with performance under this Agreement;

               (b) any act by the other party or any person involved in the ownership or operating management or affiliates of the other party which violates any law and affects adversely the terminating party's operations or any conduct or unfair business practice by the other party or any person involved in the ownership or operating management of the other party or affiliates which affects adversely the terminating party's operations or the goodwill and the reputation of either party or their Products;

               (c) any property of the other party is attached or a court grants the other party a moratorium of payments or if the other party is declared bankrupt, or if comparable procedures under any applicable law are started;

               (d) the other party defaults in complying with one or more of his obligations under this Agreement, which failure, provided such failure may be remedied, is not remedied within two weeks of being sent written notification;

               (e) more than fifty percent (50%) of the assets or share capital of the other party is transferred to a natural person or legal entity that did not own at least twenty-five percent (25%) of the other party's share capital at the effective date of this Agreement, or any part of the assets or share capital is transferred to a natural person or legal entity that manufactures or markets products that are competitive to the other party's products.

          4.3 Termination without cause. Either party may terminate this Agreement upon written notice of at least sixty (60) days. Neither party, by reason of the termination of this Agreement, shall be liable to the other because of the loss of anticipated sales, commissions or prospective profits.

          4.4 Commission following termination. In the event of termination of the Agreement, SRC will pay FMC full commissions on all valid and accepted orders received before termination according to the standard compensation schedule. In addition, SRC will pay to FMC full commissions according to the standard compensation schedule on all job prospects where quotations were issued and are currently valid at the time of termination which FMC has submitted to SRC before termination, provided said projects result in a booking within the period of 60 days after termination.

          4.5 Supplied materials. Upon the termination of this Agreement, FMC shall forthwith and on SRC's first written demand return to SRC all price lists, catalogs, operating and service manuals, advertising literature and display material relating to the Products.

     5. TRAINING

     As part of this Agreement, SRC requires that selected sales people of FMC attend a five day training class at the SRC facility of SRC's choice (FMC to cover expenses and wages for the trainee; SRC will provide training and facilities at no charge). Sales people should attend periodic updates whenever deemed necessary by the advancement of new equipment. A training schedule will be determined by FMC and the SRC training coordinator. FMC will use reasonable effort to ensure its sales people area trained to assist Customers in the selection, plant layout, set-up and maintenance of the Products, and shall provide all such information to SRC as may be required by SRC.

     6. CONFIDENTIALITY

          6.1 Confidential Information. Each party acknowledges that in performing under this Agreement, it will have access and/or gain access to or be informed of information whose ownership and confidential nature are of paramount importance to the other party, including but not limited to know-how and trade secrets relating to the business of the other party, the Products and any developments therein, or other products or services of the other party, whether or not communicated orally, in writing or in any other recorded or tangible form ("Confidential Information"). Data and information shall be considered to be Confidential Information (i) if a party has marked them as such, or (ii) if a party, in writing, has advised the other party of their confidential nature, or (iii) if, due to their character or nature, a reasonable person in a like position and under like circumstances as the parties would treat them as secret and confidential. Each party hereby undertakes, without prejudice to the specific provisions of this Agreement to protect the Confidential Information. Each party acknowledges that all Confidential Information of the other party will remain the exclusive property of the other Party.

          6.2 Prohibition to disclose. It is forbidden for either party, both during the term of this Agreement and after its termination, to communicate Confidential Information directly or indirectly, under any circumstance and in any manner whatsoever, to a third party or make such information public, distribute it or use it for its own benefit and/or the benefit of third parties, to copy, transfer, reproduce, summarize, quote and/or use Confidential Information otherwise for business purposes, unless the other party has given its prior approval in writing.

          6.3 Protection of Confidential Information. FMC and SRC undertake to take the utmost care to prevent Confidential Information from being lost, stolen or otherwise made public and generally undertake to take all measures that may be reasonably necessary or may be requested by the other party to ensure that the Confidential Information remains confidential.

     7. COMPENSATION

          7.1 Commissions. Commissions earned for all sales made by FMC in the Territory will be paid at the following rates:

                                                   United States   Rest of World
          (a) New Products manufactured by SRC:          10%            10%
          (b) Used equipment supplied by SRC:      As Negotiated by both parties
          (c) System Upgrades:                           10%            10%

          For orders from Customers within the Territory yet shipped to a geographical location outside the Territory, SRC may decide, in its sole discretion, that the total commission should be apportioned between the parties involved in a particular transaction. In deciding upon split commission, SRC will take reasonable account of the machine destination, the location where the order is placed, work credit (including warranty and follow-up activities), and sales efforts with the particular customer.

          7.2 Calculation of commissions. The commission shall be calculated on the net invoice value charged to the Customer, i.e. exclusive of any taxes (including VAT) and charges, as well as costs, if any, relating to transportation, insurance and similar costs.

          7.3 Payment of commissions. Commissions shall be paid on the 25th of the month following receipt at SRC of final payment by the Customer. In the case of a returned Product by the Customer where a refund is required, the return of any and all commissions is required. Any payment made pursuant to this section shall be deemed to include any VAT and other taxes and charges with respect to such payment. All commissions shall be paid to FMC. FMC is solely responsible for paying any commissions, compensation or other costs of its sub-agents, if any.

          7.4 Expenses. Except as otherwise provided herein, expenses incurred by each party shall be borne by that party. The parties shall discuss the costs of advertising activities for the sale of the Products.

     8. GOVERNING LAW AND DISPUTES

          8.1 United States.

               (a) Unless otherwise agreed in writing, any dispute arising out of or relating to the Agreement shall be decided by arbitration in Medford, Oregon, under the Northwest Region Expedited Arbitration Commercial Arbitration Rules of the American Arbitration Association. The arbitrators shall not have power to award punitive damages. The law of arbitration, and any litigation relating to arbitration, shall be federal law, including the United States Arbitration Act.

               (b) The exclusive venue for any judicial proceeding arising out of or relating to this Agreement shall be the state and federal courts of Medford, Oregon. The parties consent to personal jurisdiction in those courts.

THIS AGREEMENT IS ENTERED INTO BY:


SRC VISION, Inc.                           FOOD SYSTEM AND HANDLING DIVISION of
                                           FMC CORPORATION



/s/ Dr. James Ewan                         /s/ Charles H. Cannon
------------------------------------       -------------------------------------
By:  Dr. James Ewan, President             By:  Charles H. Cannon

October 14, 1998                           October 14, 1998
-------------------------------------      -------------------------------------
Date                                       Date



SRC VISION, BV



/s/ Dr. James Ewan
-------------------------------------
By: Dr. James Ewan, Managing Director


October 14, 1998
-------------------------------------
Date

                              APPENDIX I - PRODUCTS


The Products covered under this Agreement shall be limited to those Products listed below that carry the trade name of SRC and other products associated with that trade name or supplied by SRC, including support products not manufactured by SRC.

All Products for food-related applications.

                             APPENDIX II - TERRITORY


FMC shall represent SRC on an exclusive basis in the territories listed below except as modified herein. FMC and SRC shall mutually develop a written marketing and sales plan for the United States by November 2, 1998 except for the territories presently covered by Janus for which a plan should be completed by December 31, 1998, and for other territories by December 31, 1998. The marketing and sales plan shall include, among other things, a list of targeted customers, expected sales by product type and training and personnel requirements.

Alabama
Arizona
Arkansas
Colorado
Connecticut
Delaware
Florida
Georgia
Kansas
Louisiana
Maryland
Massachusetts
Mississippi
Missouri
Nebraska
Nevada New
Hampshire
New Jersey
New Mexico
New York
North Carolina
Oklahoma
Pennsylvania
Rhode Island
South Carolina
Tennessee
Texas
Vermont
Virginia
West Virginia

Janus Territory
---------------

The following are states in which SRC is presently represented by Janus Equipment Sales LLC:

Illinois
Indiana
Iowa
Michigan
Minnesota
North Dakota
Ohio
South Dakota
Wisconsin

With respect to the above states and except for the Cereal Industry as set forth below, FMC shall become exclusive representative in accordance with a transition plan to be developed and agreed upon by SRC and FMC before December 31, 1998.

Cereal Industry
---------------

FMC shall have exclusive SRC representation in the Cereal Industry throughout the United States, including the current Janus Equipment territory, with the sole exception of the General Mills project in which Janus is presently involved.

California
----------

FMC shall represent SRC on an exclusive basis beginning October 1, 1998 except for the following customers which shall remain SRC house accounts:

Bolthouse
Pacific Coast Producers
Tri-Valley Growers

Worldwide
---------

The following customers shall remain SRC house accounts:

Allen Canning
Frito-Lay, Inc.
McCain  Foods  in  North  America  and  Europe  (FMC  shall  have   nonexclusive
   representation in the rest of the world)
Pepsico Foods International

Rest of World
-------------

Western And Eastern Europe/Middle East/Africa

All countries in Africa, except South Africa

All countries in the Eastern European region

Albania                Poland
Bulgaria               Russia
Czech Republic         Slovak
Estonia                Ukraine
Latvia                 Yugoslavia
Moldova

The Middle East region consisting of Kazakistan, Madagascar and all countries within the geographical area bounded by:

The Mediterranean Sea on the east.
The Red Sea and the Gulf of Aden on the south.
India on the west.
Afghanistan, Pakistan, Turkmenistan, Azerbijan, Armenia, the Caspian Sea and
   Turkey on the north.

Including, without limitation, India, Pakistan and Afghanistan, but excluding Turkmenistan, Azerbijan, Armenia and Turkey.

Belgium
Denmark
England (A) (B) (C)
Finland
France (A) (C)
Germany (D)
Greece (A)
Ireland (A) (B) (C)
Italy
Norway (A) (C)
Portugal (A) (C)
Scotland (A) (B) (C)
Spain (A) (C)
Sweden (A) (C)
Switzerland
Turkey (A) (C)

(A) FMC's representation shall not begin in these countries until SRC notifies FMC in writing that preexisting representative agreements have been modified to permit FMC representation. It is understood that FMC representation after such modification will be on a nonexclusive basis.

(B) FMC's representation shall begin on the date SRC reaches agreement with Flo Mech, SRC's existing representative in the territory, and shall exclude the snack food industry.

(C) SRC will use its best efforts to negotiate a nonexclusive relationship with existing representatives in these countries by December 31, 1998.

(D)    FMC will represent SRC only in the snack food industry.

                       APPENDIX III - RELEVANT INDUSTRIES

FMC shall maintain current knowledge of the following industries:

Fresh prepared and processed foods (canned, frozen or otherwise) Snack foods and related products Seeds and grains